[LOGO] LIBERTY
                                    ALL*STAR
                                  -----------
                                  GROWTH FUND

                                [COVER GRAPHIC]

                              SMALL-CAP    MID-CAP

                                   LARGE-CAP

                           SECOND QUARTER REPORT 2000

                              [BACKGROUND GRAPHIC]

LIBERTY ALL-STAR GROWTH FUND, INC.

                                   1st Quarter           2nd Quarter
 Fund Facts                            2000                 2000
 ----------                        -----------           -----------

 Net Asset Value (NAV)                $14.34               $13.90

 Market Price                         $11.000              $11.875

 Quarter End Discount                  23.3%                14.6%

 Dividends Declared                    $0.32                $0.33

 Market Price Trading Range      $9.875 to $11.563    $9.875 to $12.125

 Discount Range                   23.6% to 17.2%       23.9% to 13.5%

                                                  Annualized Rates of Return
                                                  --------------------------
 Performance Summary                          6      1       3      4 1/2
 Periods Ending June 30, 2000    Quarter   Months   Year    Year    Year*
 ----------------------------    -------   ------   ----    ----    -----

 Shares Valued at NAV             (0.6)%     8.4%   20.2%   16.3%   18.5%

 Shares Valued at NAV
 with Dividends Reinvested        (0.3)      9.5    21.7    17.0    19.2

 Shares Valued at Market Price
 with Dividends Reinvested        11.0      16.3    20.5    14.3    18.1

 Lipper Multi-Cap Core
 Mutual Fund Average              (2.8)      2.6    11.6    16.5    18.7

 Lipper Multi-Cap Growth
 Mutual Fund Average              (6.1)      6.6    46.0    31.1    25.9

 Russell Midcap Index             (4.5)      5.1    12.6    16.2    17.9

 Figures shown for the Fund and the Lipper Multi-Cap Core and Multi-Cap Growth Mutual Fund Averages are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offering were exercised. Figures shown for the unmanaged Russell Midcap Index are total returns, including income.

*Liberty Asset Management Company (LAMCO) assumed complete management of the Fund in November 1995, therefore, 1996 represents the first full calendar year of management by LAMCO.

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Fellow Shareholders:                                                 August 2000

      The stock market fell sharply during April and May, with the most significant declines occurring in aggressive growth stocks. Stocks rebounded in June, but not significantly enough to push the widely followed indices into positive territory for the second quarter. At this point in the year, it appears the market's volatility is signaling a change in market sentiment. During the quarter, a greater focus on corporate earnings and sound business fundamentals emerged, which clearly precipitated the shakeout in the dot-com stocks. LAMCO welcomes this change in focus. The stock selection process of all three managers in the Fund focuses on sound business fundamentals and growth prospects and should, therefore, perform well in this environment.

      Last quarter, LAMCO introduced one of Lipper's new benchmarks, the Lipper Multi-Cap Core Mutual Fund Average. Along with redefining size constraints that govern its capitalization categories, Lipper has also incorporated value, growth, and core investment styles into its classifications. At the time, the Lipper average used for the first quarter report better reflected the Fund's investment style since the Fund invested across the capitalization spectrum with two growth managers and one value manager. But as stated in the first quarter President's Letter, the final structural change to the Fund was completed on May 1, 2000, when Oppenheimer Capital was replaced by TCW Investment Management Company. With this change, the Fund now employs three growth managers across small, medium, and large capitalization stocks and, therefore, the Lipper Multi-Cap Growth Mutual Fund Average is the more appropriate performance comparison. Since longer-term results of the Fund are largely a result of the prior structure, LAMCO will continue to provide historical performance of the Lipper Multi-Cap Core Mutual Fund Average.

      Referring to the table on the inside front cover, the Russell Midcap Index, Lipper Multi-Cap Core, and Lipper Multi-Cap Growth Mutual Fund Averages declined 4.5, 2.8, and 6.1 percent, respectively, for the second quarter. Returns for the Fund valued at NAV with dividends reinvested exceeded all those benchmarks for both the quarter and year-to-date periods. The Fund's longer term results valued at NAV with dividends reinvested, when compared to the Lipper Multi-Cap Core Mutual Fund Average and the Russell Midcap Index, are also favorable for all periods depicted. The Fund's year-to-date returns valued at market price have considerably outperformed NAV based returns as reflected by the narrowing of the Fund's discount during the quarter.

      In closing, to reiterate what was mentioned in the first quarter President's Letter, a number of shareholders have inquired as to why their second quarter dividend payments have not been reinvested for them. This was because the dividends were declared payable in cash, not newly issued shares, which was a departure from dividends prior to the first quarter of this year. Shareholders who want to reinvest their dividends should contact the Fund's transfer agent, EquiServe, at 1-800-LIB-FUND (1-800-542-3863) to enroll in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee in order to reinvest.


                                                  LIBERTY ALL-STAR GROWTH FUND 1

--------------------------------------------------------------------------------

      TCW Investment Management Company, the newest of the Fund's three independent portfolio managers, is the focus of the manager interview beginning on page 8. Douglas S. Foreman, Chief Investment Officer U.S. Equities, provides us with a closer look at the firm, its investment philosophy and decision making process, as well as particular stocks that are representative of TCW's mid-cap growth style of investing.

      Thank you for your continuing support of the Fund.

                                             Sincerely,


/s/ William R. Parmentier

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company


2 LIBERTY ALL-STAR GROWTH FUND

                                           INVESTMENT GROWTH AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

    [The following table was represented as a mountain chart in the printed material.]

             1996        1997        1998        1999        2000

                              <PLOT POINTS NEEDED>

Net Asset Value of One Share                                     $13.90(1)
Net Asset Value of Shares Acquired Through Dividend Reinvestment $22.85(2) Includes Additional Investments Made Through Rights Offering $25.15(2)

1.    Net asset value (NAV) of one share of the Fund as of 6/30/00.
2. To evaluate NAV performance of the Fund, these values should be used. Each shows how the NAV has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through the rights offering in 1998.

      The Fund maintains an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, since 1996 -- the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund -- one rights offering has allowed investors to acquire additional shares at a discount from the market price. The rights offering in July 1998 allowed investors to acquire one share at $12.41 for every 10 shares held.

      As the graph above shows, an original share*, assuming participation in the rights offering and reinvestment of all distributions, has grown to a net asset value of $25.15 (1.809 shares times the current $13.90 net asset value per share). Excluding the rights offering shares, an original share has grown to a net asset value of $22.85 (1.644 shares times the current $13.90 net asset value per share).

      Determining investment growth using the market price, an original share, assuming participation in the rights offering and reinvestment of all distributions, has grown to a market price value of $21.48 (1.809 shares times the current 11.875 market price per share). Excluding the rights offering shares, an original share has grown to a market price value of $19.52 (1.644 shares times the current 11.875 market price per share).

* Since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund.


                                                  LIBERTY ALL-STAR GROWTH FUND 3

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT /
DISTRIBUTION POLICY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                          Shares       Shares
               Shares                   Purchased     Acquired    Shares       NAV(2)              Market Price  Total Market
              Owned At                   Through      Through     Owned      Per Share  Total NAV    Per Share     Price Of
              Beginning   Per Share    Reinvestment    Rights     At End      At End    Of Shares     At End        Shares
Year          Of Period  Distributions   Program      Offering  Of Period    Of Period    Owned      Of Period      Owned
-----------------------------------------------------------------------------------------------------------------------------
1996(1)         1.000       $1.02          0.107         --        1.107       $11.27     $12.48       $9.25       $10.24
-----------------------------------------------------------------------------------------------------------------------------
1997            1.107        1.24          0.125         --        1.232        12.89      15.88       11.938       14.71
-----------------------------------------------------------------------------------------------------------------------------
1998            1.232        1.35          0.159      0.130(3)     1.521        13.03      19.82       11.438       17.40
-----------------------------------------------------------------------------------------------------------------------------
1999            1.521        1.23          0.188         --        1.709        13.44      22.97       10.813       18.48
-----------------------------------------------------------------------------------------------------------------------------
2000
1st Quarter     1.709        0.32          0.051         --        1.760        14.34      25.24       11.000       19.36
2nd Quarter     1.760        0.33          0.049         --        1.809        13.90      25.15       11.875       21.48
-----------------------------------------------------------------------------------------------------------------------------

1. Represents the first full year that Liberty Asset Management Company assumed complete management responsibility for the Fund.
2.    Net Asset Value.
3. Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.


4 LIBERTY ALL-STAR GROWTH FUND

                                    PORTFOLIO MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S THREE GROWTH PORTFOLIO MANAGERS AND THE MARKET CAPITALIZATION THEY FOCUS ON:

M.A. WEATHERBIE & CO., INC. (SMALL-CAP GROWTH)

Companies with enduring competitive advantages and high, sustainable earnings growth.

TCW INVESTMENT MANAGEMENT COMPANY (MID-CAP GROWTH)

Companies with competitive advantages and superior business models that should result in rapidly growing sales and earnings.

WILLIAM BLAIR & COMPANY, L.L.C. (LARGE-CAP GROWTH)

Companies that have demonstrated consistent high rates of growth and are highly profitable.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN
PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three portfolio managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/Barra Growth SmallCap, MidCap and LargeCap indices.

PORTFOLIO                                     MARKET CAPITALIZATION SPECTRUM
CHARACTERISTICS
AS OF JUNE 30, 2000                           SMALL                    LARGE
(UNAUDITED)                                   ------------------------------

                                              ------------------------------

------------------------------------------------------------------------------------------------
                                  S&P/BARRA GROWTH:
                           -------------------------------
                           SmallCap    MidCap    LargeCap      M.A.              William   Total
                           600 Index  400 Index  500 Index  Weatherbie   TCW      Blair    Fund
------------------------------------------------------------------------------------------------
Number of Holdings             177       123        110         58        59        30      136
------------------------------------------------------------------------------------------------
Median Market
Capitalization (billions)     $0.9      $2.8      $19.9       $1.9      $8.8     $20.7     $4.7
------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share
Growth                         13%        9%        20%        29%       28%       23%      26%
------------------------------------------------------------------------------------------------
Dividend Yield                0.3%      0.3%       0.6%       0.1%      0.2%      0.4%     0.2%
------------------------------------------------------------------------------------------------
Average Price/
Earnings Ratio                 30x       35x        52x        28x       46x       32x      32x
------------------------------------------------------------------------------------------------
Average Price/Book
Value Ratio                   6.1x      7.1x      13.1x       6.4x      7.6x      6.8x     6.8x
------------------------------------------------------------------------------------------------


                                                  LIBERTY ALL-STAR GROWTH FUND 5

TOP 50 HOLDINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 RANK        RANK                                         MARKET
 AS OF       AS OF                                         VALUE     PERCENT OF
6/30/00     3/31/00     SECURITY NAME                     ($000)     NET ASSETS
--------------------------------------------------------------------------------
   1          1         Intel Corp.                       $6,043        2.7%
   2          2         Bed Bath & Beyond, Inc.            5,614        2.5
   3          New       Siebel Systems, Inc.               5,332        2.4
   4          4         Westwood One, Inc.                 5,055        2.2
   5          New       VeriSign, Inc.                     4,465        2.0
   6          9         Concord EFS, Inc.                  4,398        1.9
   7          21        Paychex, Inc.                      4,190        1.8
   8          13        Automatic Data Processing, Inc.    4,071        1.8
   9          15        Linear Technology Corp.            4,015        1.8
   10         7         Nokia Corp. ADR                    3,995        1.8
   11         32        Genentech, Inc.                    3,681        1.6
   12         5         The Home Depot, Inc.               3,596        1.6
   13         6         Vodafone AirTouch PLC ADR          3,419        1.5
   14         17        American International Group, Inc. 3,305        1.5
   15         11        Robert Half International, Inc.    3,303        1.5
   16         New       Xilinx, Inc.                       3,245        1.4
   17         8         Molex, Inc.                        3,234        1.4
   18         18        Dollar Tree Stores, Inc.           3,216        1.4
   19         New       Yahoo! Inc.                        3,097        1.4
   20         12        Sprint Corp. (FON Group)           3,060        1.4
   21         New       Solectron Corp.                    3,015        1.3
   22         19        Catalina Marketing Corp.           2,889        1.3
   23         43        MedQuist, Inc.                     2,880        1.3
   24         16        Texas Instruments, Inc.            2,830        1.2
   25         24        Medtronic, Inc.                    2,740        1.2
   26         44        Micrel, Inc.                       2,692        1.2
   27         New       Juniper Networks, Inc.             2,649        1.2
   28         22        Fastenal Co.                       2,646        1.2
   29         34        State Street Corp.                 2,630        1.2
   30         26        Microchip Technology, Inc.         2,578        1.1
   31         20        Cognex Corp.                       2,564        1.1
   32         23        National Instruments Corp.         2,498        1.1
   33         New       Vignette Corp.                     2,377        1.0
   34         45        Investment Technology Group, Inc.  2,350        1.0
   35         28        Family Dollar Stores, Inc.         2,347        1.0
   36         30        Financial Federal Corp.            2,335        1.0
   37         56        American Tower Corp.               2,330        1.0
   38         New       AT&T Corp. - Liberty Media Group   2,328        1.0
   39         37        Pride International, Inc.          2,303        1.0
   40         41        MBNA Corp.                         2,299        1.0
   41         25        Microsoft Corp.                    2,112        0.9
   42         51        Oracle Corp.                       2,102        0.9
   43         14        MiniMed, Inc.                      2,071        0.9
   44         10        Freddie Mac                        2,035        0.9
   45         New       Maxim Integrated Products, Inc.    2,011        0.9
   46         52        Illinois Tool Works, Inc.          2,001        0.9
   47         53        Elan Corp. ADR                     1,976        0.9
   48         42        Cintas Corp.                       1,910        0.8
   49         49        99 Cents Only Stores               1,893        0.8
   50         86        CheckFree Holdings Corp.           1,885        0.8


6 LIBERTY ALL-STAR GROWTH FUND

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER
--------------------------------------------------------------------------------

The following are the major ($500,000 or more) stock changes -- both purchases and sales -- that were made in the Fund's portfolio during the second quarter of 2000, not including changes made in connection with the substitution of TCW Investment Management Company for Oppenheimer Capital as a portfolio manager effective May 1, 2000.

--------------------------------------------------------------------------------
                                                         SHARES
                                           -------------------------------------
SECURITY NAME                              PURCHASED     SOLD      AS OF 6/30/00
--------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group            96,000                    96,000
Investors Financial Services Corp.           8,280                    37,110*
Micrel, Inc.                                 9,320                    61,980*
Solectron Corp.                             72,000                    72,000
TMP Worldwide, Inc.                          8,030                    20,480

ADC Telecommunications, Inc.                           (48,200)            0
Affiliated Computer Services, Inc.                     (23,390)       12,380
Cytyc Corp.                                            (10,170)       26,695
Freddie Mac                                            (37,750)       50,250
Labor Ready, Inc.                                     (100,350)            0
MiniMed, Inc.                                          (10,150)       17,550
MSC Industrial Direct Co., Inc.                        (80,000)            0
Robert Half International, Inc.                        (34,420)      115,890*
Shared Medical Systems Corp.                           (23,100)            0
Siebel Systems, Inc.                                    (7,000)       32,600

* Adjusted for stock split.


                                                  LIBERTY ALL-STAR GROWTH FUND 7

MANAGER INTERVIEW
--------------------------------------------------------------------------------

[PHOTO] DOUGLAS S. FOREMAN
        TCW Investment
        Management Company

Manager Interview

'Watering Flowers and Pulling Weeds,' TCW Invests Early in the Fastest Growing Mid-Sized Companies, Holds Winners but Exits When Fundamentals Fail to Meet Expectations

TCW is Liberty All-Star Growth Fund's (ASG) newest portfolio manager. TCW's mid-cap growth strategy complements the large-cap growth strategy of William Blair and the small-cap growth strategy of M. A. Weatherbie. TCW's approach seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW's belief, are not properly perceived by consensus research. Douglas S. Foreman, Chief Investment Officer U.S. Equities, shared his thoughts recently with the Fund Manager, Liberty Asset Management Company (LAMCO).

--------------------------------------------------------------------------------
The views expressed in this interview represent the portfolio manager's views at the time of the discussion (July 2000) and are subject to change.
--------------------------------------------------------------------------------

LAMCO: This interview really serves to introduce TCW Investment Management Company to Liberty All-Star Growth Fund shareholders, so a good place to start would be with an overview of the firm. Can you describe the company in terms of history, size, ownership, types of clients, locations and other distinguishing factors?

FOREMAN: TCW was established in 1971 and we continue today as a privately held firm that focuses solely on investment management. The shares of ownership are held primarily by employees and some outside members of the Board of Directors.

As of June 30, 2000, we had in excess of $79 billion under management for more than 1,300 clients. The assets we manage are about one-half equity and one-half fixed income. We have in excess of 600 employees, and we're headquartered in Los Angeles. We also have offices in New York, Houston, San Francisco, Hong Kong and London.

With our focus on the investment management business and our private ownership, we have the ability to attract and retain the best people in the business and to create a true entrepreneurial spirit. The firm has several distinct and independent investment styles that are offered to our clients.

LAMCO: Tell us about the mid-cap growth strategy that you're implementing for ASG in terms of investment objective and philosophy.

--------------------------------------------------------------------------------
"We're trying to find the fastest growing medium-sized companies in the fastest growing industries in the country."
--------------------------------------------------------------------------------


8 LIBERTY ALL-STAR GROWTH FUND

--------------------------------------------------------------------------------

FOREMAN: We're trying to find the fastest growing medium-sized companies in the fastest growing industries in the country. We're doing that because we want to maximize capital appreciation over time.

We want to buy companies that are growing quickly because at the end of the day a stock price only goes up because the underlying business grows on a sustained basis. So, we're in the business of trying to extract the biggest and best amount of capital appreciation out of the mid-cap sector, and we do that by owning the fastest growing companies in the fastest growing industries.

We think there are two things that a great growth stock always demonstrates, and they're absolutely critical for a great growth stock. Number one, it's got to be a good business. This is sort of "Investing 101," but high barriers to entry, a competitive advantage over the competition and few or no substitutes are all important factors. There will always be competition, but usually the competition is a couple of years behind and, frequently, falling further behind. You want something that's difficult to replicate, such as a patented process, a proprietary product or a cost advantage. So, that's requirement number one. I should observe, however, that this is not always sufficient because great companies aren't always great stocks.

As a result, we believe there's a second factor that turns a great company into a great stock, and that's what we call earnings surprise. What we think happens in the mid-cap sector of the market -- and, I would argue, in the equity market generally -- is investors tend to accept standard, conventional Wall Street estimates of a company's earnings this year and next, plus a certain growth rate. That information is all widely available to everybody on the planet these days for virtually no cost. Now, what we think happens is that the market takes that information and knows precisely what to pay for every business. It's only major deviations from what people already expect and have already paid for that cause a material move up or down in a stock's price.

Obviously, we're trying to find situations where companies are going to do a lot better than what investors have already paid for and fully discounted. What ends up happening when we get those situations is that the stock price increases much, much faster than investors had previously thought.

So, we feel both of these factors are always present in any great investment, particularly in growth stocks. When you have them, you have a stock that you absolutely have to own. That's what we're after. We're after stocks that you absolutely have to own -- not so-so stocks or nice, diversifying stocks. We're after companies that really matter to a portfolio.

LAMCO: Because there are different ways to define mid-cap stocks, why don't you share your own definition with us?

FOREMAN: We buy stocks within the capitalization range of the S&P 400

--------------------------------------------------------------------------------
"We are in the business of trying to find companies that are going to grow in size and become very large companies over time. The sooner we can find them, the better."
--------------------------------------------------------------------------------


                                                  LIBERTY ALL-STAR GROWTH FUND 9

--------------------------------------------------------------------------------

MidCap Index at the time of initial investment. Right now, that goes from approximately $300 million to $11 billion in market cap. Typically, we want to own the stock as soon as possible -- the sooner the better. The sooner we can identify a company that meets the two key criteria, the better it is for us.

LAMCO: How large is the mid-cap universe?

FOREMAN: There are about 2,000 stocks. At any one time, it could be plus or minus 20 percent of that figure, depending on how the market is doing.

LAMCO: So, you'd like to buy small-cap stocks that are rapidly becoming mid-caps and on their way to becoming large-caps?

FOREMAN: That's right. We are in the business of trying to find companies that are going to grow in size and become very large companies over time. The sooner we can find them, the better. And, if it's not a business that's going to scale and it's not a business that has the potential to become a very large company, then no matter how successful the company is we have absolutely no interest in it.

LAMCO: What do you find particularly attractive about the mid-cap space?

FOREMAN: What's great about mid-cap overall is two key things. One is what I'll call an institutional factor and the other is what I'll call a company factor.

On the institutional side, most large investment managers can't even look at a company that's less than $500 million in market cap. It's just not worth their time. So, as a company starts to grow in value what ends up happening is every computer on the planet starts lighting up, and suddenly everyone wants to get to know the company. You've got a lot of potential buyers out there. This is what I call the institutional discovery process. It all comes down to this: if there's a company that is changing the world or changing an industry and you don't own it, you're going to buy it one day. It's only a question of when. So, it's a very rewarding time to be a shareholder.

The second part is business growth, and it's maybe even more important. What happens is that the actual company itself is at a point in its life where it can continue to grow very rapidly, sometimes even more rapidly then it did as a small company. The major risk factors -- that is, whether the business can survive, grow rapidly and become profitable -- usually have already been addressed. So, the investor has a lot less business risk than when the company was small, yet is getting in at a point in time when the business is still exploding. The company is in a very, very sweet growth spot. It hasn't grown too big and bureaucratic and the basic business model has been proven. So, we can invest comfortably in the company and still enjoy rapid growth.

LAMCO: So, to the institutional factor, the mid-caps, especially at the lower end of the range, are a lot more inefficient than the large-cap area. That gets to TCW's emphasis on research.

--------------------------------------------------------------------------------
"We don't care what a stock does in the short term ... However, when the fundamentals of the business have not evolved in the way that we thought then we'll sell."
--------------------------------------------------------------------------------


10 LIBERTY ALL-STAR GROWTH FUND

--------------------------------------------------------------------------------

FOREMAN: There's no question about mid-caps being less efficient than large caps. There are fewer analysts following these stocks. That's also why we own only 40 to 60 stocks, even in the mid-cap area. We're trying to bet on our research edge. We like to think that we've figured out these companies before everybody else does. Others are going to figure them out in time because these businesses are growing very rapidly.

LAMCO: Perhaps you could give us some insights into your investment process.

FOREMAN: It's partly quantitative and partly qualitative. Once a month, we screen for companies that have grown at a minimum of 15 percent a year each year over the last three years. We want to see a track record of success and we want these companies to be consistently profitable or trending toward profitability. We also look at companies that are a little newer but, again, we want to see good revenue growth and profitability improvement every quarter. Typically, the fixed costs of these newer businesses never grow as fast as the underlying growth of the business. As a result, the profit margins and return on invested capital improve significantly over time.

The first step eliminates all but about 200 companies, and the second step, which I'll describe now, eliminates all but about 120. In this step, we eliminate companies that are enjoying short-term periods of prosperity based on commodity prices. Examples right now are oil service companies. We don't investigate them because we know that their profitability is based on the price of a commodity that we believe no one can predict. In addition, we include in this category companies such as utilities, energy and most financials -- anything where there's some variable that drives earnings that we believe is unpredictable.

Step three is visiting the company, and this is where we add 95 percent of our value. In this phase, we're sitting down with management and getting to know the business, how it makes money, and what the industry and competition are like. Step four is coming up with a per-share forecast for revenue, earnings and cash flow over a three- to five-year period. We compare our analysis to Wall Street to be sure that our numbers are higher than the consensus. At that point, we'll buy the stock. Typically, we buy in at 2 percent or less for a new position. Then we allow the company's stock price to grow in line with the business growth over a reasonable time period. For us, this is about three years.

LAMCO: What causes you to sell a stock?

FOREMAN: Our sell decisions are based on fundamentals, not on any sort of price action. We don't care what a stock does in the short term -- up, down, sideways, it doesn't really matter. However, when the fundamentals of the business have not evolved in the way that we thought then we'll sell.

Our turnover is in the low 40 percent range. We tend to be fairly tax efficient

--------------------------------------------------------------------------------
" ... we sell losers right away but hang on to winners for a very long time. ...
We think this is very important to managing money. To use a gardening analogy, we're watering flowers and pulling weeds."
--------------------------------------------------------------------------------


                                                 LIBERTY ALL-STAR GROWTH FUND 11

--------------------------------------------------------------------------------

because we sell losers right away but hang on to winners for a very long time. So, we defer capital gains on the long side while recognizing short-term capital losses and ideas that simply don't work out on a fundamental basis. You'll see positions in the portfolio that are significantly higher than 2 percent and that is because we've owned the stock for a long time and it has assumed a larger weighting in the portfolio through appreciation. We think this is very important to managing money. To use a gardening analogy, we're watering flowers and pulling weeds.

LAMCO: In constructing a portfolio, do you look at sector diversification? You've already mentioned that there are some sectors that you don't participate in at all, so we would assume that's not especially important to you.

FOREMAN: We're not trying to run a technology sector fund or a health care sector fund or anything like that. We want a diversified growth portfolio in the mid-cap area. That being said, we have been in many of the same sectors for 15 years because these are the areas in the U.S. economy that are growing. They include technology, services, media and health care because companies in these sectors often meet our criteria.

LAMCO: What do you do when a rapidly rising market, like we had in 1999, propels some stocks from small caps to large caps in a matter of months? You wouldn't buy an initial position at the higher price, but it probably doesn't mean you'll sell, either.

FOREMAN: That's correct. We definitely let our winners run because it's a key way that we generate good returns for investors over time.

LAMCO: Can you give us some examples of stocks from the TCW portion of ASG's portfolio that you feel exemplify what we've been talking about?

FOREMAN: Ariba is a good one. It's in an exploding field, business-to-business
(B2B) e-commerce. Basically, businesses are moving their transactions to the Internet, where they can connect electronically with partners, suppliers and customers. Ariba sells the software that allows them to do that. It's a clear, early leader in the space. Revenue is growing rapidly and the business demonstrates good cash flow characteristics, even though the business model isn't at full scale yet. In the semiconductor area, Xilinx is another good example. The company essentially shares a duopoly in fast growing programmable logic devices (PLDs). Xilinx enjoys tremendous customer loyalty because the costs for switching from one vendor to another are very high.

Paychex is another company we like. It's a business services concern that more or less dominates check processing for small- and medium-sized businesses. The company is also selling an increasing array of additional services, such as 401(k) plans and workers compensation plans. Paychex competes with ADP, but ADP is more of a larger company supplier. For small businesses, payroll services are a nightmare because of all kinds of rules and regulations that nobody has the time or resources to keep up with. As a result, companies outsource this and

--------------------------------------------------------------------------------
"Investors who want to build wealth over a three- to five-year period should look beyond short-term events."
--------------------------------------------------------------------------------


12 LIBERTY ALL-STAR GROWTH FUND

--------------------------------------------------------------------------------

Paychex tends to get the business. As the business grows, Paychex enjoys tremendous economies of scale and once you're in it's hard for a customer to switch.

LAMCO: What's a specialty retailer that you like?

FOREMAN: We like Bed Bath & Beyond in the housewares area. It competes with the department stores and Linens 'n Things. I love businesses where all you do for a living is bed and bath accessories because department stores try to do everything and do nothing really well. Bed Bath & Beyond does it well, so it tends to take market share and have good pricing relative to the department stores. The company has good management, wonderful cash flow characteristics and attractive returns on invested capital. The company has about 250 stores right now and over time could go to about 600 pretty easily.

LAMCO: To close, let us ask you about mid-cap stocks in general. They were very much overlooked prior to last year. It seems as though investors were infatuated with large- and mega-cap stocks.

FOREMAN: You're talking about the mid-cap market as measured by the S&P 400 MidCap Index or the Russell Midcap Index. Those indices did lag. We don't really care about benchmarks because -- as you've probably figured out by now -- we are not that benchmark sensitive. We don't really care which stocks are in the benchmark. In fact, we sort of prefer that our companies aren't in the mid-cap benchmarks because we want them to end up in the S&P 500.

We will be more volatile than the benchmarks, and the reason for that is we don't own utilities and other low beta companies that are in the benchmark. We swing quite a bit on a short-term basis relative to the benchmark. For some investors, that causes problems. We try to set expectations by telling potential investors right up front that there may be weeks or months when we're down. Of course, for ASG shareholders, all of this occurs within the context of a multi-managed fund, so the volatility of any one manager's investment style is balanced by the other managers. Most important, despite some shorter-term volatility, we believe our approach is effective over the longer term. Investors who want to build wealth over a three- to five-year period should look beyond short-term events.

The bottom line is you can't ignore companies that are growing at 50 to 100 percent a year for very long. As long as the growth in the business is there there's really not much to worry about at the end of the day.

LAMCO: Thank you very much and welcome to the ASG team.

--------------------------------------------------------------------------------
"The bottom line is you can't ignore companies that are growing at 50 to 100 percent a year for very long."
--------------------------------------------------------------------------------


                                                 LIBERTY ALL-STAR GROWTH FUND 13

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (98.2%)                                    SHARES     MARKET VALUE
--------------------------------------------------------------------------------

BANKS (1.1%)
State Street Corp.                                       24,800     $  2,630,350
                                                                    ------------

BROADCASTING & CABLE (6.4%)
AT&T Corp.  - Liberty Media Group Class A (a)            96,000        2,328,000
Cablevision Systems Corp. Class A (a)                    15,400        1,045,275
Citadel Communications Corp. (a)                         44,975        1,571,314
Clear Channel Communications, Inc. (a)                    8,700          652,500
Cox Radio, Inc. Class A (a)                              24,900          697,200
EchoStar Communications Corp. Class A (a)                31,400        1,039,634
Hispanic Broadcasting Corp. (a)                          14,000          463,750
Mediacom Communications Corp. (a)                        29,500          453,563
Univision Communications, Inc. Class A (a)               11,300        1,169,550
Westwood One, Inc. (a)                                  148,140        5,055,278
                                                                    ------------
                                                                      14,476,064
                                                                    ------------

BUSINESS & CONSUMER SERVICES (7.9%)
Autoweb.com, Inc. (a)                                    32,100          115,015
Catalina Marketing Corp. (a)                             28,320        2,888,640
C-bridge Internet Solutions, Inc. (a)                    20,815          361,660
Cintas Corp.                                             52,060        1,909,951
eBay, Inc. (a)                                           20,000        1,086,250
GetThere.com, Inc. (a)                                   35,050          370,216
Getty Images, Inc. (a)                                   41,390        1,534,017
HomeStore.com, Inc. (a)                                  11,100          323,981
Paychex, Inc.                                            99,750        4,189,500
Robert Half International, Inc.(a)                      115,890        3,302,865
StarMedia Network, Inc. (a)                              16,400          309,550
TMP Worldwide, Inc. (a)                                  20,480        1,511,680
                                                                    ------------
                                                                      17,903,325
                                                                    ------------

COMMUNICATIONS EQUIPMENT (6.9%)
American Tower Corp. Class A (a)                         55,897        2,330,206
Ditech Communications Corp. (a)                           5,940          561,701
Ezenia!, Inc. (a)                                        49,915          221,498
Foundry Networks, Inc. (a)                                5,800          640,900
Juniper Networks, Inc. (a)                               18,200        2,649,238
Metromedia Fiber Network, Inc. Class A (a)               21,400          849,313
Nokia Corp. (b)                                          20,000        3,995,000
ONI Systems Corp. (a)                                     1,000          117,203
Powerwave Technologies, Inc. (a)                         10,165          447,260
Sonus Networks, Inc. (a)                                  5,000          789,375
Spectrasite Holdings, Inc. (a)                           38,300        1,086,763
Stanford Microdevices, Inc. (a)                          24,525        1,065,305
Sycamore Networks, Inc. (a)                               7,000          772,625
                                                                    ------------
                                                                      15,526,387
                                                                    ------------


14 LIBERTY ALL-STAR GROWTH FUND            See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES     MARKET VALUE
--------------------------------------------------------------------------------

COMPUTER & BUSINESS EQUIPMENT (1.5%)
Cognex Corp. (a)                                         49,545     $  2,563,953
Extreme Networks, Inc. (a)                                8,715          919,433
StorageNetworks, Inc. (a)                                   500           45,125
                                                                    ------------
                                                                       3,528,511
                                                                    ------------

COMPUTER SERVICES & SOFTWARE (22.8%)
Active Software, Inc. (a)                                 4,000          310,750
Acxiom Corp. (a)                                         66,900        1,823,025
Affiliated Computer Services, Inc. Class A (a)           12,380          409,314
Akamai Technologies, Inc. (a)                             2,500          296,835
Ariba, Inc. (a)                                          19,100        1,872,695
Automatic Data Processing, Inc.                          76,000        4,070,750
BMC Software, Inc. (a)                                   26,200          955,890
CheckFree Holdings Corp. (a)                             36,555        1,884,867
Commerce One, Inc. (a)                                   12,900          585,539
Computer Sciences Corp. (a)                              25,200        1,882,125
Concord EFS, Inc. (a)                                   169,170        4,398,420
Critical Path, Inc. (a)                                   9,480          552,803
Exodus Communications, Inc. (a)                          28,200        1,298,962
Extensity, Inc. (a)                                      25,680          879,540
F5 Networks, Inc. (a)                                     8,035          438,410
Kana Communications, Inc. (a)                            11,300          699,188
Microsoft Corp. (a)                                      26,400        2,112,000
National Instruments Corp. (a)                           57,270        2,498,403
NOVA Corp. (a)                                           35,150          982,003
Oracle Corp. (a)                                         25,000        2,101,563
Packeteer, Inc. (a)                                      20,235          589,344
Peregrine Systems, Inc. (a)                              25,385          880,542
Phone.com, Inc. (a)                                       2,900          188,863
Portal Software, Inc. (a)                                18,100        1,156,138
Predictive Systems, Inc. (a)                             14,520          521,813
Proxicom, Inc. (a)                                        9,485          454,094
Rational Software Corp. (a)                               8,400          780,675
Register.com, Inc. (a)                                   15,180          463,939
Scient Corp. (a)                                         18,100          798,663
Siebel Systems, Inc. (a)                                 32,600        5,332,138
VeriSign, Inc. (a)                                       25,300        4,465,450
Viant Corp. (a)                                          20,100          595,463
Vignette Corp. (a)                                       45,700        2,377,114
Yahoo! Inc. (a)                                          25,000        3,096,875
                                                                    ------------
                                                                      51,754,193
                                                                    ------------

DRUGS & HEALTH CARE (11.1%)
Abgenix, Inc. (a)                                         9,100        1,090,720
Affymetrix, Inc. (a)                                      1,700          280,713
Andrx Corp. (a)                                          15,900        1,016,357


See Notes to Schedule of Investments.            LIBERTY ALL-STAR GROWTH FUND 15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

DRUGS & HEALTH CARE (CONTINUED)
BioChem Pharma, Inc. (a)                                 58,580     $  1,442,533
Cytyc Corp. (a)                                          26,695        1,424,845
Elan Corp. (a)(b)                                        40,800        1,976,250
Genentech, Inc. (a)                                      21,400        3,680,800
Gilead Sciences, Inc. (a)                                 4,700          334,287
Healtheon/WebMD Corp. (a)                                13,700          202,931
Human Genome Sciences, Inc. (a)                           6,800          906,950
MedQuist, Inc. (a)                                       84,715        2,880,310
Medtronic, Inc.                                          55,000        2,739,688
MiniMed, Inc. (a)                                        17,550        2,070,900
ORATEC Interventions, Inc. (a)                           15,460          515,977
PacifiCare Health Systems, Inc. (a)                      16,450          990,084
Pharmacia Corp.                                          26,180        1,353,179
ResMed, Inc. (a)                                         44,085        1,179,274
Sepracor, Inc. (a)                                        8,200          989,125
                                                                    ------------
                                                                      25,074,923
                                                                    ------------

ELECTRONICS & ELECTRICAL EQUIPMENT (13.7%)
Altera Corp. (a)                                         13,200        1,345,575
Intel Corp.                                              45,200        6,042,675
Linear Technology Corp.                                  62,800        4,015,275
Maxim Integrated Products, Inc. (a)                      29,600        2,010,950
Micrel, Inc. (a)                                         61,980        2,692,256
Microchip Technology, Inc. (a)                           44,250        2,578,254
Molex, Inc. Class A                                      92,397        3,233,895
Solectron Corp. (a)                                      72,000        3,015,000
Texas Instruments, Inc.                                  41,200        2,829,925
Xilinix, Inc. (a)                                        39,300        3,244,706
                                                                    ------------
                                                                      31,008,511
                                                                    ------------

FINANCIAL SERVICES (5.1%)
E*TRADE Group, Inc. (a)                                  43,400          716,100
Financial Federal Corp. (a)                             134,400        2,335,200
Freddie Mac                                              50,250        2,035,125
Investment Technology Group, Inc.                        55,215        2,350,088
Investors Financial Services Corp.                       37,110        1,472,803
MBNA Corp.                                               84,750        2,298,843
T. Rowe Price Associates, Inc.                            9,900          420,750
                                                                    ------------
                                                                      11,628,909
                                                                    ------------

FOOD, BEVERAGE & RESTAURANTS (1.5%)
Buffets, Inc. (a)                                        39,525          501,473
Outback Steakhouse, Inc. (a)                             29,580          865,215
Papa John's International, Inc. (a)                      19,850          486,325
Whole Foods Market, Inc. (a)                             36,000        1,487,250
                                                                    ------------
                                                                       3,340,263
                                                                    ------------


16 LIBERTY ALL-STAR GROWTH FUND            See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES     MARKET VALUE
--------------------------------------------------------------------------------

HOTELS & ENTERTAINMENT/LEISURE (0.3%)
Royal Caribbean Cruises Ltd.                             35,300     $    653,050
                                                                    ------------

INDUSTRIAL EQUIPMENT (2.1%)
Fastenal Co.                                             52,260        2,645,663
Illinois Tool Works, Inc.                                35,100        2,000,700
                                                                    ------------
                                                                       4,646,363
                                                                    ------------
INSURANCE (1.4%)
American International Group, Inc.                      28,125         3,304,688
                                                                    ------------

OIL & GAS (1.4%)
Petroleum Geo-Services (a)(b)                            45,770          780,950
Pride International, Inc. (a)                            93,045        2,302,864
                                                                    ------------
                                                                       3,083,814
                                                                    ------------

REAL ESTATE INVESTMENT TRUSTS (0.3%)
Pinnacle Holdings, Inc. (a)                              12,735          687,690
                                                                    ------------

RETAIL TRADE (9.0%)
Amazon.com, Inc. (a)                                     14,800          537,425
Bed Bath & Beyond, Inc. (a)                             154,880        5,614,400
The Children's Place Retail Stores, Inc. (a)             51,810        1,062,105
Dollar Tree Stores, Inc. (a)                             81,285        3,215,838
Family Dollar Stores, Inc.                              119,950        2,346,522
The Home Depot, Inc.                                     72,000        3,595,500
99 Cents Only Stores (a)                                 47,471        1,892,906
Staples, Inc. (a)                                       114,750        1,764,281
The Talbots, Inc.                                         5,400          296,663
                                                                    ------------
                                                                      20,325,640
                                                                    ------------

TELECOMMUNICATIONS (5.2%)
CoreComm Ltd. (a)                                        27,210          530,595
McLeodUSA, Inc. Class A (a)                              36,000          744,750
Price Communications Corp. (a)                           59,187        1,394,594
Sprint Corp. (FON Group)                                 60,000        3,060,000
U.S. Cellular Corp. (a)                                  18,300        1,152,900
Vodafone AirTouch PLC (b)                                82,500        3,418,594
Western Wireless Corp. Class A (a)                       28,815        1,570,418
                                                                    ------------
                                                                      11,871,851
                                                                    ------------

TRANSPORTATION (0.5%)
USFreightways Corp.                                      50,300        1,235,494
                                                                    ------------

TOTAL COMMON STOCKS
(Cost $157,523,800)                                                  222,680,026
                                                                    ------------


See Notes to Schedule of Investments.            LIBERTY ALL-STAR GROWTH FUND 17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.0%)                             PAR          MARKET
                                                        VALUE          VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (2.0%)
SBC Warburg Ltd, Repurchase Agreement dated 6/30/00,
6.60% to be repurchased at $4,492,470 on 7/03/00,
collateralized by U.S. Treasury notes with various
maturities to 2026, with a current market value
of $4,584,248.                                       $ 4,490,000   $  4,490,000
                                                                   ------------
TOTAL INVESTMENTS (100.2%) (COST $162,013,800) (C)                  227,170,026

OTHER ASSETS AND LIABILITIES, NET (-0.2%)                              (542,522)
                                                                   ------------
NET ASSETS (100.0%)                                                $226,627,504
                                                                   ============
NET ASSET VALUE PER SHARE (16,302,347 SHARES OUTSTANDING)                $13.90
                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) Cost of investments for federal income tax purposes is $162,327,089.

          Gross unrealized appreciation and depreciation
          of investments at June 30, 2000 is as follows:
               Gross unrealized appreciation        $ 75,564,548
               Gross unrealized depreciation         (10,721,611)
                                                    ------------
                     Net unrealized appreciation    $ 64,842,937
                                                    ============


18 LIBERTY ALL-STAR GROWTH FUND            See Notes to Schedule of Investments.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2000  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments at market value (identified cost $162,013,800)         $227,170,026
Receivable for investments sold                                       1,033,916
Dividends and interest receivable                                        53,701
Other assets                                                             31,842
                                                                   ------------
     TOTAL ASSETS                                                   228,289,485
                                                                   ============
LIABILITIES:
Payable due to custodian bank                                           879,002
Payable for investments purchased                                        46,783
Management, administrative and bookkeeping fees payable                 576,131
Accrued other expenses                                                  160,065
                                                                   ------------

     TOTAL LIABILITIES                                                1,661,981
                                                                   ------------

NET ASSETS                                                         $226,627,504
                                                                   ============

NET ASSETS REPRESENTED BY:
Paid-in capital (authorized 60,000,000 shares at
    $0.10 Par; 16,302,347 shares outstanding)                      $149,607,826
Overdistributed net investment income                                  (661,122)
Accumulated net realized gains on investments
    less distributions                                               12,524,574
Net unrealized appreciation on investments                           65,156,226
                                                                   ------------
TOTAL NET ASSETS APPLICABLE TO
OUTSTANDING SHARES OF BENEFICIAL
INTEREST ($13.90 PER SHARE)                                        $226,627,504
                                                                   ============


See Notes to Schedule of Investments.            LIBERTY ALL-STAR GROWTH FUND 19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2000  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                                          $    444,096
Interest                                                                234,423
                                                                   ------------
     TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
       WITHHELD AT SOURCE WHICH AMOUNTED TO $7,013)                     678,519

EXPENSES:
Management fee                                     $    886,364
Administrative fee                                      220,754
Custodian and transfer agent fees                        78,923
Printing expense                                         31,303
Legal and audit fees                                     25,482
Proxy and shareholder communication expense              25,296
Bookkeeping fee                                          34,894
Directors' fees and expenses                             12,560
Miscellaneous expense                                    24,065
                                                   ------------
     TOTAL EXPENSES                                                   1,339,641
                                                                   ------------
NET INVESTMENT LOSS                                                    (661,122)

REALIZED AND UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
Net realized gains on investment transactions:
     Proceeds from sales                             94,048,519
     Cost of investments sold                        71,483,495
                                                   ------------
        Net realized gains on investment
           transactions                              22,565,024
Net unrealized appreciation on investments:
     Beginning of year                               68,879,667
     End of period                                   65,156,226
                                                   ------------
        Change in net unrealized appreciation                        (3,723,441)
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 18,180,461
                                                                   ============


20 LIBERTY ALL-STAR GROWTH FUND            See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
STATEMENT OF CHANGES IN NET ASSETS                       JUNE 30, 2000      YEAR ENDED
                                                          (UNAUDITED)    DECEMBER 31, 1999
-------------------------------------------------------------------------------------------
OPERATIONS:
Net investment loss                                      $    (661,122)   $    (714,834)
Net realized gains on investment transactions               22,565,024       22,581,313
Change in net unrealized appreciation                       (3,723,441)       6,777,676
                                                         -------------    -------------

Net increase in net assets resulting
    from operations                                         18,180,461       28,644,155
                                                         -------------    -------------

DISTRIBUTIONS DECLARED FROM:
Net realized gains on investments                          (10,596,510)     (19,222,792)
                                                         -------------    -------------

CAPITAL TRANSACTIONS:
Increase in net assets from capital share transactions              --       11,108,320
                                                         -------------    -------------
Total increase in net assets                                 7,583,951       20,529,683

NET ASSETS:
Beginning of year                                          219,043,553      198,513,870
                                                         -------------    -------------
End of period                                            $ 226,627,504    $ 219,043,553
                                                         =============    =============


See Notes to Schedule of Investments.            LIBERTY ALL-STAR GROWTH FUND 21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                              YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2000      -------------------------------------------------------------------
                                               (UNAUDITED)            1999          1998           1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year            $    13.44      $    13.03    $    12.89     $    11.27    $    10.55    $     9.95
                                                ----------      ----------    ----------     ----------    ----------    ----------
Income from Investment Operations:
    Net investment income (loss)                     (0.04)          (0.05)        (0.03)         (0.02)         0.01          0.31
    Net realized and unrealized
        gains on investments                          1.15            1.83          1.73           2.88          1.86          1.05
                                                ----------      ----------    ----------     ----------    ----------    ----------
Total from Investment Operations                      1.11            1.78          1.70           2.86          1.87          1.36
                                                ----------      ----------    ----------     ----------    ----------    ----------
Less Distributions from:
    Net investment income                               --              --            --             --         (0.01)        (0.31)
    Paid-in capital                                     --              --         (0.83)            --            --            --
    Realized capital gains                           (0.65)          (1.23)        (0.52)         (1.24)        (1.01)        (0.45)
                                                ----------      ----------    ----------     ----------    ----------    ----------
Total Distributions                                  (0.65)          (1.23)        (1.35)         (1.24)        (1.02)        (0.76)
                                                ----------      ----------    ----------     ----------    ----------    ----------
Change due to rights offering (a)                       --              --         (0.21)            --            --            --
Impact of shares issued in dividend
   reinvestment (b)                                     --           (0.14)           --             --         (0.13)           --
                                                ----------      ----------    ----------     ----------    ----------    ----------
Total Distributions, Reinvestments
   and Rights Offering                                  --           (1.37)        (1.56)         (1.24)        (1.15)        (0.76)
                                                ----------      ----------    ----------     ----------    ----------    ----------
Net asset value at end of period                $    13.90      $    13.44    $    13.03     $    12.89    $    11.27    $    10.55
                                                ==========      ==========    ==========     ==========    ==========    ==========
Market price at end of period                   $   11.875      $   10.813    $   11.438     $   11.938    $    9.250    $    9.375
                                                ==========      ==========    ==========     ==========    ==========    ==========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                               9.5%(d)        15.9%         15.3%          27.3%         18.3%         13.8%
Based on market price                                 16.3%(d)         6.2%          9.3%          43.6%          9.3%         19.3%

RATIOS AND SUPPLEMENTAL DATA:

Net asset at end of period (millions)                 $227            $219          $199           $167          $137          $120

Ratio of expenses to average net assets               1.21%(e)        1.20%         1.22%          1.20%         1.35%         1.42%
Ratio of net investment income to
    average net assets                               (0.60)%(e)      (0.37)%       (0.22)%        (0.18)%        0.06%         2.87%

Portfolio turnover rate                                 41%(d)          71%           33%            57%           51%           82%

(a) Effect of Fund's rights offering for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.
(d)   Not annualized.
(e)   Annualized.


22 LIBERTY ALL-STAR GROWTH FUND            See Notes to Schedule of Investments.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES: Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX -- The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of the Fund's average weekly net assets in excess of $300 million. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.


                                                 LIBERTY ALL-STAR GROWTH FUND 23

--------------------------------------------------------------------------------

NOTE 3. CAPITAL TRANSACTIONS During the year ended December 31, 1999, distributions in the amount of $11,108,320 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 1,065,787 shares.

NOTE 4. SECURITIES TRANSACTIONS Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 2000 were $88,340,430 and $94,048,519, respectively.

      The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS The Fund currently has a policy of paying distributions on its common stock totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

      Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


24 LIBERTY ALL-STAR GROWTH FUND

                                             2000 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

Liberty All-Star Growth Fund, Inc.'s 2000 Annual Meeting of Shareholders was held on April 19, 2000. At the meeting Messrs. James E. Grinnell and John J. Neuhauser were reelected as Directors of the class whose terms expire with the Annual Meeting in 2003. Messrs. Robert J. Birnbaum, Richard W. Lowry and William
E. Mayer continue in office as Directors. Mr.John V. Carberry continues to serve as Chairman of the Board of Directors.

In addition, shareholders did not approve the proposal to convert the Fund from a closed-end investment company to an open-end investment company, approved a distribution plan which will not take effect since the conversion vote was not approved, approved the Fund's new Portfolio Management Agreement with M.A. Weatherbie & Co., Inc. and Oppenheimer Capital, and ratified the Board of Directors' selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the year ending December 31, 2000. The number of votes cast for and against and the number of abstentions on these matters were as follows:

1. Approval to convert the Fund from a closed-end investment company to an open-end investment company.
    For:            2,726,447
    Against:        5,728,163
    Abstain:          495,146

2.  Approval of a distribution plan.
    For:            7,484,201
    Against:        1,128,125
    Abstain:          337,431

3.  Approval of Portfolio Management Agreement with M.A. Weatherbie & Co., Inc.
    For:           12,891,120
    Against:          398,210
    Abstain:          308,656

4.  Approval of new Portfolio Management Agreement with Oppenheimer Capital.
    For:           12,901,451
    Against:          375,580
    Abstain:          320,955

5. Ratification of selection of PricewaterhouseCoopers LLP as independent auditors for 2000.
    For:           13,195,391
    Against:          230,070
    Abstain:          172,525


                                                 LIBERTY ALL-STAR GROWTH FUND 25

DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, State Street Bank and Trust Company, c/o of EquiServe, P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends and distributions automatically reinvested in additional shares of the Fund. Since 1996 -- the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund -- participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders, who have participated in the Dividend Reinvestment since 1996, would have grown to 1.644 shares as of June 30, 2000, with a total net asset value of $22.85. Participants are kept apprised of the status of their account through quarterly statements.


26 LIBERTY ALL-STAR GROWTH FUND

                                                                           NOTES
--------------------------------------------------------------------------------


                                                 LIBERTY ALL-STAR GROWTH FUND 27

NOTES
--------------------------------------------------------------------------------


28 LIBERTY ALL-STAR GROWTH FUND

[LOGO] LIBERTY                                      ASG
       ALL*STAR                                   ------
      -----------                                 Listed
      GROWTH FUND                                 ------
                                                   NYSE
                                        THE NEW YORK STOCK EXCHANGE

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: www.libertyallstar.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

DIRECTORS
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Directors
William R. Parmentier, Jr., President and Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Pamela A. McGrath, Treasurer
Nancy L. Conlin, Secretary
J. Kevin Connaughton, Controller

* Member of the audit committee.

--------------------------------------------------------------------------------
Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LOGO] LIBERTY
       FINANCIAL

[LOGO] LIBERTY
       ALL*STAR
      -----------
      GROWTH FUND

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214

            ASG                  A MEMBER OF THE
          ------                 CLOSED-END
          Listed                 FUND
          ------                 ASSOCIATION, INC.
           NYSE                  WWW.CLOSED-ENDFUNDS.COM
THE NEW YORK STOCK EXCHANGE